SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 31, 2007

Alcan Inc.
(Exact name of Registrant as specified in its charter)

Canada
(State or other jurisdiction of incorporation)

1-3677	Inapplicable
Commission File Number	(I.R.S. Employer Identification No.)

1188 Sherbrooke Street West, Montreal, Quebec, Canada H3A 3G2
(Address of principal executive offices, including postal code)

(514) 848-8000
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[   ]      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[   ]      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[   ]      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[   ]      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02               RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

On July 31, 2007, Alcan Inc. issued a press release announcing its earnings for the second quarter of 2007, attached hereto as exhibit 99.1 and furnished according to this item.

Item 9.01               FINANCIAL STATEMENTS AND EXHIBITS.

(c)              Exhibits

99.1          Press release of Alcan Inc., dated July 31, 2007.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
ALCAN INC.

BY:	/s/ Roy Millington
Roy Millington
Corporate Secretary

Date: July 31, 2007

EXHIBIT INDEX

Exhibit
Number                                                                    Description

(99.1)                                                            Press release of Alcan Inc., dated July 31, 2007.